                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6
      (e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                                ULTRA SERIES FUND
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)    Proposed maximum aggregate value of transaction:

                  5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)    Amount Previously Paid:

                  2)    Form, Schedule or Registration Statement No.:

                  3)    Filing Party:

                  4)    Date Filed:

                                ULTRA SERIES FUND

                                MONEY MARKET FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                          GROWTH AND INCOME STOCK FUND
                         CAPITAL APPRECIATION STOCK FUND
                               MID-CAP STOCK FUND
                           MULTI-CAP GROWTH STOCK FUND
                             GLOBAL SECURITIES FUND
                            INTERNATIONAL STOCK FUND

January 24, 2005

Dear Beneficial Owner:

On March 17, 2005, a special meeting of the shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios") will be held at 5810 Mineral Point Road, Madison, Wisconsin, at 3:00 p.m. Central time to vote on the following proposals:

      - Shareholders of the Portfolios, voting together as a single group, are being asked to elect Trustees for Ultra Series Fund ("USF").

      - Shareholders of the Portfolios, voting together as a single group, are being asked to ratify the appointment of the accounting firm of Deloitte & Touche LLP to serve as independent accountants for USF for the fiscal year ending December 31, 2005.

      - Shareholders of each Portfolio, voting together as a single group, are being asked to approve three amendments to USF's Declaration of Trust.

      - Shareholders of each Portfolio, voting separately on a Portfolio-by-Portfolio basis, are being asked to approve eight changes to the fundamental investment limitations of USF.

Each Portfolio is a series of USF, which is an underlying investment vehicle used by variable annuity and variable life insurance contracts and accounts of the companies of CUNA Mutual Group. As the owner of such a variable life insurance or variable annuity contract or account or as the administrator or trustee of a qualified pension or retirement plan which owns such variable life insurance or variable annuity contract or account (a "Beneficial Owner"), you are an indirect participant in one or more of the Portfolios and are eligible to provide instructions on how to vote on these proposals.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR EACH OF THE TRUSTEE NOMINEES, FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS INDEPENDENT ACCOUNTANTS FOR USF, FOR EACH OF THE THREE PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST, AND FOR EACH OF THE EIGHT PROPOSED CHANGES TO USF'S FUNDAMENTAL INVESTMENT LIMITATIONS.

Whether or not you plan to attend the meeting, please fill out, sign and return your voting instruction card in the envelope provided so that your vote may be counted. You can also vote easily and quickly by toll-free telephone call or by internet. Just follow the instructions that appear on your enclosed voting instruction card. Please read the entire proxy statement carefully before you vote.

Thank you for your prompt attention and participation.

Sincerely,

Michael S. Daubs
President
Ultra Series Fund

                                ULTRA SERIES FUND
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705

                                MONEY MARKET FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                          GROWTH AND INCOME STOCK FUND
                         CAPITAL APPRECIATION STOCK FUND
                               MID-CAP STOCK FUND
                           MULTI-CAP GROWTH STOCK FUND
                             GLOBAL SECURITIES FUND
                            INTERNATIONAL STOCK FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March 17, 2005

Notice is hereby given that a Special Meeting of Shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios"), each of which is a series of Ultra Series Fund ("USF" or the "Fund"), will be held at 5810 Mineral Point Road, Madison, Wisconsin, on March 17, 2005 at 3:00 p.m. Central time, for the purposes of considering the proposals set forth below.

      1.    To elect Trustees for USF.

      2. To ratify the appointment of the accounting firm of Deloitte & Touche LLP to serve as independent accountants for USF for the fiscal year ending December 31, 2005.

      3.    To approve three amendments to USF's Declaration of Trust.

      4. To approve eight changes to the fundamental investment limitations of USF.

      5. To transact any other business that properly comes before the meeting and any adjournments of the meeting.

SHAREHOLDERS OF RECORD OF EACH PORTFOLIO AS OF THE CLOSE OF BUSINESS ON JANUARY 18, 2005 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THIS MEETING OR ANY ADJOURNMENT OF THIS MEETING.

Each Portfolio issues and sells its shares to variable annuity and variable life insurance contracts and accounts of the companies of CUNA Mutual Groups. These separate contracts and accounts hold shares of mutual funds, including the Portfolios, which fund benefits under variable annuity contracts or variable life insurance contracts issued by the insurance companies. As the record owners of the assets held in the separate accounts, these variable annuity and variable life insurance contracts and accounts are the sole shareholders of the Portfolios and are entitled to vote all of the shares of each Portfolio. However, pursuant to applicable laws, contracts, or other arrangements, the insurance companies vote outstanding shares of the Portfolios in accordance with instructions received from the owners of the annuity and life insurance contracts and accounts and from the administrators or trustees of qualified pension or retirement plans which own such variable annuity or life insurance contracts or accounts (the "Beneficial Owners").

This Notice is being delivered to Beneficial Owners as of the record date, so that they may instruct the record owners how to vote the shares of the Portfolios. Beneficial Owners of all of the Portfolios will vote together as a single group to elect the Trustees of USF, to ratify the selection of the accounting firm of Deloitte & Touche LLP to serve as independent accountants for USF, and to approve the proposed amendments to USF's Declaration of Trust. Beneficial Owners of each of the Portfolios will vote separately to approve changes to the fundamental investment limitations of USF.

BENEFICIAL OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF USF. BENEFICIAL OWNERS ALSO CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL OR BY INTERNET. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED INSTRUCTION CARD OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Dated: January 24, 2005

By Order of the Trustees

Holly S. Baggot
Secretary

                                ULTRA SERIES FUND
                             5910 Mineral Point Road
                                Madison, WI 53705

      Money Market Fund                          Capital Appreciation Stock Fund
          Bond Fund                                    Mid-Cap Stock Fund
      High Income Fund                             Multi-Cap Growth Stock Fund
        Balanced Fund                                Global Securities Fund
Growth and Income Stock Fund                        International Stock Fund

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 17, 2005

This proxy statement is furnished in connection with the solicitation of voting instructions by the Trustees of Ultra Series Fund ("USF" or the "Fund") for the Special Meeting of Shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios"), to be held on March 17, 2005 at 3:00 p.m. Central time, at 5810 Mineral Point Road, Madison, Wisconsin.

                              SUMMARY OF PROPOSALS

The following table illustrates which proposals are to be voted on by shareholders of each Portfolio:

PROPOSAL                                                                         PORTFOLIO
------------------------------------   ---------------------------------------------------------------------------------------------
                                                                           Growth    Capital            Multi-
                                                                            and       Apprec-    Mid-     Cap
                                        Money           High      Bal-     Income     iation     Cap    Growth      Global     Int'l
                                       Market  Bond    Income    anced     Stock      Stock     Stock    Stock    Securities   Stock
                                        Fund   Fund     Fund      Fund      Fund       Fund      Fund    Fund        Fund      Fund
                                       ------  ----    ------    -----     ------    --------   -----   ------    ----------   -----
Elect Trustees                            X      X        X         X         X          X        X        X           X         X

Ratify Independent Accountants            X      X        X         X         X          X        X        X           X         X

AMENDMENTS TO DECLARATION OF TRUST

Revise Section 9.2 - Votes to Elect
Trustees                                  X      X        X         X         X          X        X        X           X         X

Revise Section 13.1 - Votes to Amend
Declaration of Trust                      X      X        X         X         X          X        X        X           X         X

Eliminate Section 4.4 - Votes to
Change Investment Objectives,
Policies, and Limitations                 X      X        X         X         X          X        X        X           X         X

CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS

Revise Limitation #4 to allow the
Portfolios to trade in "commodities"
which do not require delivery or
receipt of physical commodities           X      X        X         X         X          X        X        X           X         X

Eliminate Limitation #5 so the
Portfolios are only subject to the
diversification requirements of the
1940 Act                                  X      X        X         X         X          X        X        X           X         X

Eliminate Limitation #6 to allow the
Portfolios, with Board approval, to
invest in securities for the purpose
of exercising control or management       X      X        X         X         X          X        X        X           X         X

PROPOSAL                                                                         PORTFOLIO
------------------------------------   ---------------------------------------------------------------------------------------------
                                                                           Growth    Capital            Multi-
                                                                            and       Apprec-    Mid-     Cap
                                        Money           High      Bal-     Income     iation     Cap    Growth      Global     Int'l
                                       Market  Bond    Income    anced     Stock      Stock     Stock    Stock    Securities   Stock
                                        Fund   Fund     Fund      Fund      Fund       Fund      Fund    Fund        Fund      Fund
                                       ------  ----    ------    -----     ------    --------   -----   ------    ----------   -----
CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS (CONTINUED)

Eliminate Limitation #7 so the
Portfolios are only subject to 1940
Act  limitations on Portfolio
investments in other investment
companies                                 X      X       X         X          X         X         X        X          X         X

Revise Limitation #9 to permit the
Portfolios to issue senior
securities to the extent allowed
under the 1940 Act                        X      X       X         X          X         X         X        X          X         X

Combine and amend Limitation #10 and
#12, each addressing loans by the
Portfolios                                X      X       X         X          X         X         X        X          X         X

Eliminate Limitation #11 so the
Portfolios are only subject to 1940
Act limitations on Portfolio
investments in illiquid securities        X      X       X         X          X         X         X        X          X         X

Eliminate Limitation #13 to allow
Board to change limitations on
Portfolio investments in foreign
securities without shareholder
approval                                  X      X       X         X          X         X         X        X          X         X

                      VOTING AND OTHER GENERAL INFORMATION

GENERAL INFORMATION

MEMBERS Capital Advisors, Inc. acts as the investment advisor to each of the Portfolios. In addition to providing portfolio management services, MEMBERS Capital Advisors also provides or arranges for the provision of substantially all other services required by the Portfolios, including all administrative, accounting, and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents. The address of MEMBERS Capital Advisors is 5910 Mineral Point Road, Madison, Wisconsin.

This solicitation is being made primarily by the mailing of this proxy statement and the accompanying voting instruction card. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of MEMBERS Capital Advisors. The cost of preparing, printing and mailing the proxy statement, and all other costs incurred in connection with the solicitation of proxies, will be paid by the Portfolios.

VOTING RIGHTS

For a shareholder meeting to go forward, there must be a quorum. This means that at least a majority of the votes entitled to be cast at a meeting of shareholders must be represented at that meeting, either in person or by proxy. Where the holders of shares of any Portfolio are entitled or required to vote as a separate Portfolio, the presence in person or by proxy of the holders of a majority of the votes of such Portfolio entitled to be cast the meeting shall constitute a quorum for that vote.

Because variable annuity and variable life insurance contracts and accounts of the companies of CUNA Mutual Group own of record all of the shares of each Portfolio, their presence at the meeting in person or by proxy will meet the quorum requirement. If sufficient votes to approve a proposal are not obtained for any Portfolio, the proxies may propose one or more adjournments of the meeting with respect to that Portfolio to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the votes represented in person or by proxy at the meeting (or any adjournment of the meeting).

Shareholders of each Portfolio are entitled to one vote for each dollar of net asset value of the Fund standing in his or her name on the books of the Fund on the record date for the special meeting. However, as discussed herein, under the Fund's Declaration of Trust in its current form, it is unclear whether shareholder votes on the election of Trustees and on amendments to the Declaration of Trust should to be counted on a one dollar/one vote basis, or on a one share/one vote basis. For this reason, votes on the election of Trustees and on the amendments to the Declaration of Trust which are proposed herein will be counted on both bases. A proposal pertaining to those matters will not be deemed to have been approved unless it is approved counting votes both ways.

Due to the pass-through voting structure of the variable annuity and variable life insurance contracts and accounts the insurance companies will vote shares in the separate contracts and accounts. However, they are required by law to request voting instructions from the owners of the annuity and life insurance contracts and accounts and from the administrators or trustees of qualified pension or retirement plans which own such variable annuity or life insurance contracts or accounts (the "Beneficial Owners"). They also must vote shares in the separate accounts on behalf of the Beneficial Owners, including shares for which no instructions have been received, in proportion to the voting instructions received.

You may revoke your voting instructions at any time up until voting results are announced at the shareholders meeting. You can do this by writing to the Secretary of USF, or by submitting a later-dated voting instruction card, or by providing voting instructions in person at the meeting and notifying the election judge that you are revoking your prior instructions. If you return an executed voting instruction card without instructions, your shares will be voted "for" each proposal.

None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record of the Portfolios at the close of business on January 18, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. On that date, each Portfolio had the following number and dollar value of shares outstanding and entitled to vote: [UPDATE WITH DEFINITIVE]

                                                                                      TOTAL DOLLAR
                                                                 TOTAL NUMBER OF    AMOUNT OF SHARES
PORTFOLIO                                                       SHARES OUTSTANDING     OUTSTANDING
-------------------------------------------------------------   ------------------  ----------------
Money Market Fund............................................
Bond Fund....................................................
High Income Fund.............................................
Balanced Fund................................................
Growth and Income Stock Fund.................................
Capital Appreciation Stock Fund..............................
Mid-Cap Stock Fund...........................................
Multi-Cap Growth Stock Fund..................................
Global Securities Fund.......................................
International Stock Fund.....................................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The officers and Trustees of USF cannot directly own shares of the Portfolios, and they cannot beneficially own shares unless they purchase an insurance contract through a participating insurance company or are a beneficiary of a participating qualified retirement plan. As of the Record Date, the officers and Trustees of USF as a group beneficially owned less than one percent of the outstanding shares of each Portfolio, and the companies of CUNA Mutual Group, for themselves and through its separate accounts, and certain qualified plans were the only shareholders of the Trust. As of the Record Date, no one person was known by management to have a beneficial interest in any of the Portfolios exceeding five percent, except as follows: [UPDATE WITH DEFINITIVE]

PORTFOLIO                      NAME AND ADDRESS OF BENEFICIAL OWNER           NUMBER OF SHARES       PERCENTAGE OWNERSHIP
---------                      ------------------------------------           ----------------       --------------------
HIGH INCOME FUND               CUNA Mutual Insurance Society
                               5910 Mineral Point Rd.
                               Madison, WI  53705                                  622,096.827                  5.9%

                               CUNA Mutual Life Insurance Co.
                               5910 Mineral Point Rd.
                               Madison, WI  53705                                  622,096.824                  5.9%

GLOBAL SECURITIES FUND         CUNA Mutual Life Insurance Co.
                               5910 Mineral Point Rd.
                               Madison, WI  53705                                  508,993.519                 20.0%

                               CUNA Mutual Insurance Society
                               5910 Mineral Point Rd.
                               Madison, WI  53705                                  509,993.545                 20.0%

INTERNATIONAL STOCK FUND       CUMIS Insurance Society, Inc.
                               5910 Mineral Point Rd.
                               Madison, WI  53705                                1,752,597.213                 25.9%

OTHER BUSINESS

The Trustees know of no other business to be brought before the meeting. However, if any other matters come before the meeting, voting instruction cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the voting instruction cards.

SHAREHOLDER PROPOSALS

The Portfolios do not hold annual or other regular meetings of shareholders. Since the Portfolios do not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting of the Portfolios cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

The Portfolios' most recent annual and semiannual reports are available at no cost. To request a report, please contact CUNA Mutual Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or call 1-800-798-5500.

Please be sure to read the entire proxy statement before casting your vote. This proxy statement and the accompanying voting instruction card were first mailed to Beneficial Owners on or about January 24, 2005.

                                  PROPOSAL ONE
                              ELECTION OF TRUSTEES

Shareholders are being asked to elect the nominees listed below to the Board of Trustees of USF. Five current Trustees, Michael S. Daubs, Lawrence R. Halverson, Rolf F. Bjelland, Gwendolyn M. Boeke, and Richard E. Struthers, are being submitted for election by the shareholders at the special meeting. One additional, non-incumbent nominee, Steven P. Riege, also has been nominated to the Board of Trustees. If elected, each nominee will serve as Trustee until his or her successor has been elected and qualified to serve as Trustee or until such time as the Trustee resigns or is removed in accordance with the USF Declaration of Trust.

At a meeting held on December 28, 2004, the Board of Trustees nominated the Trustee nominees listed in the table below. All nominees have consented to serve as Trustees upon their election, but if any of them should decline or be unable to act as a Trustee, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

Each nominee for Trustee of USF is listed below, together with information regarding such nominee's principal occupation and business experience during the past five years. Unless otherwise indicated, all positions have been held more than five years.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX
                                                                                                   OVERSEEN BY         OTHER
NAME,                         POSITION(S)    TERM OF OFFICE                                        TRUSTEE OR      DIRECTOR-SHIPS
ADDRESS  AND                     HELD        AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING PAST   NOMINEE FOR        HELD BY
YEAR OF BIRTH                 WITH USF      TIME SERVED (1)                5 YEARS                 TRUSTEE (2)       TRUSTEE (3)
-----------------------      ------------   --------------- -----------------------------------   --------------   --------------
INTERESTED TRUSTEE NOMINEES

MICHAEL S. DAUBS (4)         Trustee,       1983 - present  CUNA Mutual Insurance Society,              19         None
5910 Mineral Point Road      Chairman and                   Chief Officer - Investments, 1990 -
Madison, WI  53705           Principal                      present
Year of Birth: 1943          Executive
                             Officer                        MEMBERS Capital Advisors, Inc.,
                                                            President, 1982 - present

                                                            CUNA Mutual Life Insurance Company,
                                                            Chief Officer - Investments, 1973 -
                                                            present

LAWRENCE R. HALVERSON (4)    Trustee and    1983 - present  MEMBERS Capital Advisors, Inc.,             19         None
5910 Mineral Point Road      Vice                           Senior Vice President, Equities,
Madison, WI  53705           President                      1996 - present
Year of Birth: 1945

DISINTERESTED TRUSTEE NOMINEES

ROLF F. BJELLAND             Trustee        2003 - present  Retired; Lutheran Brotherhood               19      Regis Corp.,
2000 Heritage Way                                           Mutual Funds, Chairman and                          Director
Waverly, IA  50677                                          President, 1983 - 2002; Lutheran                    1980 -
Year of Birth: 1938                                         Brotherhood (now Thrivent                           present
                                                            Financial), Chief Investment
                                                            Officer, to 2002

                                                            A.L.S. Society, Treasurer, 2002 -
                                                            present

GWENDOLYN M. BOEKE           Trustee        1983 - present  Wartburg Theological Seminary,              19         None
2000 Heritage Way                                           Development Associate, 1997 - 2003
Waverly, IA  50677
Year of Birth: 1934                                         Evangelical Lutheran Church in
                                                            America, Regional Director, 1990 -
                                                            2000

                                                            Wartburg College, Director, 1986 -
                                                            2001

RICHARD E. STRUTHERS         Trustee        September       Clearwater Capital Management,              19         None
2000 Heritage Way                           2004 - present  Chairman/Chief Executive Officer,
Waverly, IA  50677                                          1998 - present
Year of Birth: 1952

STEVEN P. RIEGE (5)          Trustee        Nominee         The Rgroup (management consulting),         19         None
2000 Heritage Way            Nominee                        owner and President, 2001 - present
Waverly, IA  50677
Year of Birth: 1954                                         Robert W. Baird & Co., Senior Vice
                                                            President Marketing and First Vice
                                                            President Human Resources, 1986 -
                                                            2001

----------------
(1) At its August 2003 meeting, the Board of Trustees of the Fund adopted term limitations authorizing each of the Fund's Trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no disinterested Trustee serving on the Fund's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004

(2) The fund complex consists of the Fund, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.

(3) Includes only directorships with companies that have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act of 1934; or are subject to the requirements of Section 15(d) of such Act; or are registered as an investment company.

(4) Considered an "interested" Trustee because of the position he holds with the investment advisor of the Fund.

(5)   Mr. Riege also is a nominee as Trustee of MEMBERS Mutual Funds.

The Board of Trustees of USF has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. The Trustees held six meetings during the fiscal year ended December 31, 2004. Each incumbent Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for the Trustee was a Trustee) and (2) the total number of meetings held by all committees of the Board on which the Trustee served (during the periods that the Trustee served).

Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Board or to such individual Trustee, c/o MEMBERS Capital Advisors, 5910 Mineral Point Road, Madison, WI 53705. All such shareholder communications will be forwarded directly to the applicable Board member(s) without being screened. The Fund currently does not have a policy with respect to Board members' attendance at shareholder meetings.

The Fund has an Audit Committee of the Board of Trustees, the members of which are all Trustees who are not "interested persons" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940 ("independent Trustees"). Mr. Bjelland, Ms. Boeke, and Mr. Struthers currently comprise the members of the Audit Committee.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes to meet with the Fund's independent accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of the audit; consider the independent accountants' comments and suggestions with respect to the Fund's financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Fund.

The Audit Committee also reviews any memoranda prepared by the independent accountants setting forth any recommended procedural changes; considers the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent accountants; reviews audit and non-audit services provided to the Fund by the independent accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the accountants; and reports to the Board of Trustees from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met three times during the last fiscal year. A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

The Board of Trustees does not have a separate Nominating Committee due to the Board's relatively small size. Instead, the independent Trustees meet separately in executive session to discuss any vacancies or nominations to the Board of Trustees. Mr. Bjelland, Ms. Boeke, and Mr. Struthers participated in the consideration of Trustee nominees.

The independent Trustees utilize the following process in selecting Trustee nominees: The independent Trustees (meeting, if they wish, with invited representatives of Fund management) consider the characteristics and qualities of possible candidates. The independent Trustees (or a subgroup thereof) then interview potential candidates. If only a subgroup meets with a candidate, a report is provided to the other independent Trustees. After the independent Trustees reach an agreement on a particular candidate or candidates, they make a recommendation to the full Board of Trustees. The full Board of Trustees then votes on the new candidate or candidates.

The Trustees have not adopted a formal policy or process with regard to the consideration of Trustee candidates recommended by Fund shareholders, since shareholders have not made such recommendations. However, if such a recommendation was received, the Trustees anticipate that they would consider it if a Board vacancy existed at that time, as part of the process described in the preceding paragraph and on the same basis as other candidates.

In identifying a candidate for the trusteeship to which Mr. Riege is nominated, the independent Trustees considered individuals identified by themselves. The independent Trustees also invited the Fund's investment advisor to submit names for consideration. Mr. Riege's name was submitted for consideration by an employee of the Fund's investment advisor.

The current Trustees and Trustee nominee beneficially owned shares in the Fund in the following dollar ranges as of December 31, 2004:

                                                DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE
                                                    SECURITIES IN           OF EQUITY SECURITIES IN
NAME OF TRUSTEE OR TRUSTEE NOMINEE               ULTRA SERIES FUND (1)       FUND COMPLEX (1), (2)
----------------------------------              ----------------------      -----------------------
INTERESTED TRUSTEES:
Michael S. Daubs                                    Over $100,000                Over $100,000
Lawrence R. Halverson                               Over $100,000                Over $100,000

DISINTERESTED TRUSTEES:
Rolf F. Bjelland                                         None                 $50,001 - $100,000
Gwendolyn M. Boeke                                       None                  $10,000 - $50,000
Steven P. Riege                                          None                          $
Richard E. Struthers                                     None                  $10,000 - $50,000

(1) Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000; $50,001
    - $100,000; and over $100,000.

(2) The fund complex consists of the Fund, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.

No compensation is paid by the Fund to any of its officers or Trustees who are affiliated with MEMBERS Capital Advisors. Each Trustee who is not affiliated with MEMBERS Capital Advisors receives compensation from all funds in the fund complex (i.e. Ultra Series Fund and MEMBERS Mutual Funds together) pursuant to the following schedule (in addition to reimbursement of travel expenses to attend Trustees' and committee meetings):

Fee Per Regular Board Meeting:                                $4,750
Fee Per Audit Committee Meeting:                              $1,000
Fee Per Special Purpose/Telephone Board Meetings:             $1,500
Lead Independent Director Fee (Annual):                       $5,000
Audit Committee Chairman Fee (Annual):                        $5,000

During the fiscal year ended December 31, 2004, each Trustee not affiliated with MEMBERS Capital Advisors was compensated by the Fund as set forth in the following table:

                                             PENSION OR
                                             RETIREMENT                            TOTAL
                            AGGREGATE         BENEFITS         ESTIMATED       COMPENSATION
                           COMPENSATION      ACCRUED AS         ANNUAL         FROM FUND AND
                               FROM         PART OF FUND     BENEFITS UPON   FUND COMPLEX (1)
NAME OF TRUSTEE              THE FUND         EXPENSES        RETIREMENT     PAID TO TRUSTEES
----------------------     ------------     ------------     -------------   ----------------
Rolf F. Bjelland            $15,250.00           n/a              n/a             $30,500
Gwendolyn M. Boeke          $12,125.00           n/a              n/a             $24,250
Steven P. Riege (2)                n/a           n/a              n/a                 n/a
Richard E. Struthers (2)    $ 6,750.00           n/a              n/a             $13,500

(1) The fund complex consists of the Fund, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.

(2) Mr. Riege did not receive any compensation from the Fund or from the fund complex during fiscal year 2004 because he was not a member of the Board of Trustees during that time. Mr. Struthers joined the Board of Trustees in September 2004.

OFFICERS OF THE FUND

Michael S. Daubs and Lawrence R. Halverson, who are Trustees of the Fund, also serve as the Principal Executive Officer and Vice President, respectively, of the Funds. Information concerning them is set forth under the caption "Interested Trustee Nominees" above. The other officers of the Funds are:

                                                   TERM OF OFFICE                                                OTHER
NAME, ADDRESS AND            POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S) DURING     DIRECTORSHIPS
YEAR OF BIRTH                   WITH USF            TIME SERVED                    PAST 5 YEARS                  HELD (1)
-----------------------      -------------------   --------------           --------------------------------   -------------
MARY E. HOFFMAN              Treasurer             1998 - present           MEMBERS Capital Advisors, Inc.,    None
5910 Mineral Point Road                                                     Assistant Vice President -
Madison,  WI 53705                                                          Finance & Operations, 2001 -
Year of Birth: 1970                                                         present; Product Operations and
                                                                            Finance Manager, 1998 - 2001

HOLLY S. BAGGOT              Secretary and         1999 - present           MEMBERS Capital Advisors, Inc.,    None
5910 Mineral Point Road      Assistant Treasurer                            Senior Manager - Product and
Madison, WI 53705                                                           Fund Operations, 2001 - present;
Year of Birth: 1960                                                         Operations & Administration
                                                                            Manager, 1998 - 2001

DAN P. OWENS                 Assistant Treasurer   2000 - present           MEMBERS Capital Advisors, Inc.,    None
5910 Mineral Point Road                                                     Senior Manager - Portfolio
Madison, WI 53705                                                           Operations, 2001 - present;
Year of Birth: 1966                                                         Investment Operations Manager,
                                                                            1999 - 2001

(1) Includes only directorships with companies that have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act of 1934; or are subject to the requirements of Section 15(d) of such Act; or are registered as an investment company.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD RECOMMENDS THAT BENEFICIAL OWNERS VOTE FOR EACH OF THE TRUSTEE
NOMINEES.

Pursuant to Section 9.2 of the Declaration of Trust, Trustees are elected "by the affirmative vote of the holders of at least a majority of the shares entitled to vote present in person or by proxy" at the shareholders meeting. As discussed in greater detail below, there presently is ambiguity in the Declaration of Trust with respect to whether election of Trustees should be based upon a vote of the shares held by shareholders or based upon the allowance of one vote for each dollar of net asset value of the Fund held by each shareholder, as set forth in Section 6.2(d) of the Declaration of Trust. In other words, it is not clear whether the voting rule in the election of Trustees is one share/one vote or one dollar/one vote.

Due to this ambiguity, this election of Trustees will be determined by both methods. This means that each of the six Trustee nominees will be elected as Trustee if (and only if) a majority of the shares present at the meeting vote for the Trustee and if a majority of the votes (based upon one vote for each dollar of net asset value) also are cast in favor of the Trustee. In the election of Trustees, votes may be cast in favor, against or withheld. Votes that are withheld will affect the outcome of the election of Trustees because the election of Trustees requires an affirmative vote of a majority of the shares or votes present at the shareholder meeting. All Portfolios will vote together as a single group on the election of Trustees.

                                  PROPOSAL TWO
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

INFORMATION CONCERNING THE FUND'S INDEPENDENT ACCOUNTANTS

The Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of MEMBERS Capital Advisors or the Fund, has appointed Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 2005. The Board recommends that Beneficial Owners vote in favor of ratifying this appointment.

Deloitte & Touche LLP examines the annual financial statements of the Fund and provides certain other audit-related and tax-related services to the Fund. Representatives of Deloitte & Touche LLP are not expected to be present at the meeting; however, they will be available by telephone to respond to appropriate questions if requested. Deloitte & Touche LLP also served as the Fund's independent accountants for the fiscal year ended December 31, 2004.

PricewaterhouseCoopers LLP served as the Fund's independent accountants for the fiscal year ended December 31, 2003. PricewaterhouseCoopers LLP examined the annual financial statements of the Fund for that fiscal year and provided certain other audit-related and tax-related services to the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the meeting.

During the Fund's two most recent fiscal years prior to January 1, 2004 (and in any subsequent period prior to the appointment of Deloitte & Touche LLP), the Fund did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Fund's financial statements or regarding any matter that was the subject of a disagreement or reportable event with respect to the Fund's former accountants.

FEES PAID TO DELOITTE & TOUCHE LLP AND PRICEWATERHOUSECOOPERS LLP

The aggregate fees billed to the Fund by Deloitte & Touche LLP and by PricewaterhouseCoopers LLP for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

Audit Fees. Deloitte & Touche LLP billed the Fund $105,000 for the fiscal year ended December 31, 2004, and PricewaterhouseCoopers LLP billed the Fund $94,055 for the fiscal year ended December 31, 2003, in connection with the audit of the Fund's annual financial statements and for services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Deloitte & Touche LLP and PricewaterhouseCoopers LLP did not bill the Fund any amounts during the last two fiscal years for assurance and related services reasonably related to the performance of the audit and not reported under the heading "Audit Fees" above.

Tax Fees. Deloitte & Touche LLP will bill the Fund $2,400 for the fiscal year ended December 31, 2004, and PricewaterhouseCoopers LLP billed the Fund $6,500 for the fiscal year ended December 31, 2003, for professional services rendered by the respective firms for tax compliance, tax advice, tax planning and tax return preparation.

All Other Fees. Deloitte & Touche LLP and PricewaterhouseCoopers LLP did not bill the Fund for any services other than those set forth above during the last two fiscal years.

Audit Committee Pre-Approval Policies. The Audit Committee has established procedures requiring pre-approval of all audit and non-audit services to be provided by the independent accountants. The Audit Committee's review includes the determination of a process for the approval of the fees for such services. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.

For the fiscal years ended December 31, 2004 and December 31, 2003, there were no non-audit fees billed by Deloitte & Touche LLP and PricewaterhouseCoopers LLP, respectively, for services rendered to the Fund, MEMBERS Capital Advisors, and any entity controlling, controlled by or under common control with MEMBERS Capital Advisors that provides ongoing services to the Fund.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD RECOMMENDS THAT BENEFICIAL OWNERS VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

In order to ratify Deloitte & Touche LLP as the Fund's independent accountants, at least a majority of the votes represented at the meeting and entitled to vote (with each shareholder receiving one vote for each dollar of net asset value held by the shareholder in the Fund) must be cast in favor of ratification, provided that a quorum is present. All Portfolios will vote together as a single group on the ratification of Deloitte & Touche LLP.

                                 PROPOSAL THREE
                 AMENDMENT TO DECLARATION OF TRUST, SECTION 9.2
                         VOTE REQUIRED TO ELECT TRUSTEES

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, an amendment to
Section 9.2 of the Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") that would remove an existing ambiguity in the Declaration of Trust and clarify that Trustees will be elected based upon a vote in which each shareholder will receive one vote for each dollar of net asset value held by that shareholder in the Fund.

Section 6.2(d) of the Declaration of Trust provides: "On any matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each dollar of net asset value standing in his or her name . . ."

However, in apparent contradiction of Section 6.2(d), the second sentence of
Section 9.2 of the Declaration of Trust presently provides: "Election of Trustees shall be by the affirmative vote of the holders of at least a majority of the Shares entitled to vote present in person or by proxy at such meeting."

Thus, Section 6.2(d) provides for "dollar voting" on "any matter," but Section
9.2 provides for voting by shares rather than by dollars in the election of Trustees. This creates an ambiguity with respect to how to count votes in the election of Trustees - by shares or by dollars.

In order to resolve this ambiguity in favor of a uniform policy of shareholder voting on the basis of dollars of net asset value, the Board of Trustees has unanimously approved, and recommends that Beneficial Owners approve, an amendment to the second sentence of Section 9.2 of the Declaration of Trust so that it reads as follows:

      Election of Trustees shall be by the affirmative vote of the holders of at least a majority of the votes which are represented in person or by proxy at such meeting, with the number of votes computed as provided in Section 6.2(d).

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED AMENDMENT TO SECTION 9.2 OF THE DECLARATION OF TRUST.

In order to be approved, pursuant to Section 13.1 of the Declaration of Trust the amendment must be approved at a meeting of shareholders "by the affirmative vote of the holders of a majority of the Shares then outstanding and entitled to vote." Because Section 13.1, like Section 9.2 and in contrast to Section 6.2(d), calls for a vote by shares, there is ambiguity with respect to whether approval of this proposed amendment should be based upon a vote of the shares held by shareholders or based upon the allowance of one vote for each dollar of net asset value of the Fund held by each shareholder. In other words, it is not clear whether the voting rule for amendments to the Declaration of Trust is one share/one vote or one dollar/one vote.

Due to this ambiguity, shareholder approval of this proposed amendment will be determined by both methods. This means that the proposed amendment will be approved if (and only if) a majority of shares outstanding and entitled to vote are cast in favor of the amendment and if a majority of the votes (based upon one vote for each dollar of net asset value) outstanding and entitled to vote also are cast in favor of the amendment. In the voting on this proposed amendment, votes may be cast in favor, against or withheld. Votes that are withheld will affect the outcome of the approval of this proposed amendment because approval of amendments to the Declaration of Trust requires an affirmative vote of a majority of the shares or votes outstanding and entitled to vote at the shareholder meeting. All Portfolios will vote together as a single group on this proposed amendment.

                                  PROPOSAL FOUR
                 AMENDMENT TO DECLARATION OF TRUST, SECTION 13.1
                   VOTE REQUIRED TO AMEND DECLARATION OF TRUST

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, an amendment to
Section 13.1 of the Declaration of Trust that would remove an existing ambiguity in the Declaration of Trust and clarify that amendments to the Declaration of Trust will be approved by shareholders based upon a vote in which each shareholder will receive one vote for each dollar of net asset value held by that shareholder in the trust.

Section 6.2(d) of the Declaration of Trust provides: "On any matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each dollar of net asset value standing in his or her name . . ."

Section 13.1 of the Declaration of Trust in turn provides, in relevant part:

      The provisions of this Declaration of Trust may be amended or altered (except as to the limitations on personal liability of the Shareholders and Trustees and the prohibition of assessments upon Shareholders), or the Trust may be terminated, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of a majority of the Shares then outstanding and entitled to vote, or by an instrument or instruments in writing, without a meeting, signed by a majority of the
      Trustees and the holders of a majority of such Shares . . . .
      Notwithstanding the foregoing, (i) no amendment may be made pursuant to this Section 13.1 which would change any rights with respect to any outstanding Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or written consent of the holders of two-thirds (2/3) of the outstanding Shares entitled to vote thereon; and (ii) no amendment may be made with respect to the investment restrictions contained in Section 4.2 hereof without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Shares of the Class of stock affected by such change.
      . . .

Because Section 6.2(d) provides for voting by dollars of net asset value in all cases rather than by shares, Section 13.1 - which repeatedly refers to a vote of shares - gives rise to ambiguity as to how to count votes on a proposed amendment to the Declaration of Trust.

To resolve this ambiguity in favor of a uniform policy of shareholder voting on the basis of dollars of net asset value, as set forth in Section 6.2(d), the Board of Trustees has unanimously approved, and recommended that Beneficial Owners approve, an amendment to Section 13.1 of the Declaration of Trust so that the portion quoted above reads as follows:

      The provisions of this Declaration of Trust may be amended or altered (except as to the limitations on personal liability of the Shareholders and Trustees and the prohibition of assessments upon Shareholders), or the Trust may be terminated, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of a majority of the votes which are entitled to be cast at such meeting, or by an instrument or instruments in writing, without a meeting, signed by a majority of the Trustees and the holders of a majority of the votes then entitled to be cast . . . . Notwithstanding the foregoing, (i) no amendment may be made pursuant to this Section 13.1 which would change any rights with respect to any outstanding Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or written consent of the holders of two-thirds (2/3) of the votes then entitled to be cast thereon; and (ii) no amendment may be made with respect to the investment restrictions contained in Section 4.2 hereof without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the votes of the Class of stock affected by such change. For purposes of this Section 13.1, the number of votes entitled to be cast on any proposed amendment or termination of the Declaration of Trust shall be determined in accordance with the provisions of Section 6.2(d) of this Declaration.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED AMENDMENT TO SECTION 13.1 OF THE DECLARATION OF TRUST.

In order to be approved, pursuant to the existing Section 13.1 of the Declaration of Trust the proposed amendment must be approved at a meeting of shareholders "by the affirmative vote of the holders of a majority of the Shares then outstanding and entitled to vote." As discussed above, there is ambiguity with respect to whether approval of this proposed amendment should be based upon a vote of the shares held by shareholders or based upon the allowance of one vote for each dollar of net asset value of the Trust held by each shareholder. In other words, it is not clear whether the voting rule is one share/one vote or one dollar/one vote.

Due to this ambiguity, shareholder approval of this proposed amendment will be determined by both methods. This means that the proposed amendment will be approved if (and only if) a majority of shares outstanding and entitled to vote are cast in favor of the amendment and if a majority of the votes (based upon one vote for each dollar of net asset value) outstanding and entitled to vote also are cast in favor of the amendment. In voting on this proposed amendment, votes may be cast in favor, against or withheld. Votes that are withheld will affect the outcome of the approval of this proposed amendment because approval of amendments to the Declaration of Trust requires an affirmative vote of a majority of the shares or votes outstanding and entitled to vote at the shareholder meeting. All Portfolios will vote together as a single group on this proposed amendment.

                                  PROPOSAL FIVE
                 AMENDMENT TO DECLARATION OF TRUST, SECTION 4.4
    VOTE REQUIRED BY DECLARATION OF TRUST TO CHANGE INVESTMENT POLICIES AND
                                  LIMITATIONS

Under the Investment Company Act of 1940 (the "1940 Act"), a mutual fund must establish investment policies with respect to certain topics, which policies are deemed to be "fundamental." A "fundamental" policy cannot be changed without the approval of the fund's shareholders. In addition, a mutual fund may establish other investment policies and limitations, and it may designate these as being either "fundamental" or "non-fundamental." Non-fundamental policies or limitations may be changed by the Board of Trustees without shareholder approval. A fund's fundamental and non-fundamental investment policies and limitations must be described, and designated as such, in the registration statements which it files with the SEC.

Under Section 4.4 of USF's Declaration of Trust, it is not entirely clear whether investment policies and limitations which have been designated as "non-fundamental" in USF's registration statement can be changed by the Board of Trustees without shareholder approval, even though this is permitted by the 1940 Act. This section provides:

      The Investment Objectives and Policies and the Investment Limitations are deemed to be fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting Shares of each Portfolio affected which, for purpose herein [sic], shall mean the lesser of (i) 67% of the Shares represented at a meeting which [sic] more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. A change in policy affecting only one Portfolio may be effected only with the approval of a majority of the outstanding Shares of such portfolio.

The Declaration of Trust does not define the terms "Investment Policies" or "Investment Limitations," and therefore does not explicitly limit these terms to those investment policies and limitations which the 1940 Act requires to be fundamental or which have been designated as fundamental in USF's registration statement.

As discussed later in this proxy statement, USF's Board of Trustees is proposing that some of the investment policies which are now designated as "fundamental" in USF's registration statement be changed to "non-fundamental" policies, so that the Board of Trustees has the flexibility to change them in the future without a shareholder vote. However, unless Section 4.4 is removed from USF's Declaration of Trust at the same time, a question would remain as to whether a shareholder vote still would be required in order to change such non-fundamental policies, even though such a vote would not be required by the 1940 Act itself.

For this reason, at its December 28, 2004 meeting, the Board of Trustees approved, and recommended that Beneficial Owners approve, an amendment to USF's Declaration of Trust which would remove Section 4.4 altogether. If Beneficial Owners approve this amendment, they still will be entitled to vote on changes to USF's fundamental investment policies and limitations to the full extent required by the 1940 Act. In addition, since all of the Portfolios' investment objectives are designated as fundamental in USF's registration statement, Beneficial Owners also will remain entitled to vote on any proposed changes to such investment objectives.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED AMENDMENT TO THE DECLARATION OF TRUST, ELIMINATING
SECTION 4.4.

In order to be approved, pursuant to the existing Section 13.1 of the Declaration of Trust, the proposed amendment must be approved at a meeting of shareholders "by the affirmative vote of the holders of a majority of the Shares then outstanding and entitled to vote." As discussed above, there is ambiguity with respect to whether approval of this proposed amendment should be based upon a vote of the shares held by shareholders or based upon the allowance of one vote for each dollar of net asset value of the Trust held by each shareholder. In other words, it is not clear whether the voting rule for amendments to the Declaration of Trust is one share/one vote or one dollar/one vote.

Due to this ambiguity, shareholder approval of this proposed amendment will be determined by both methods. This means that the proposed amendment will be approved if (and only if) a majority of shares outstanding and entitled to vote are cast in favor of the amendment and if a majority of the votes (based upon one vote for each dollar of net asset value) outstanding and entitled to vote also are cast in favor of the amendment. In voting on this proposed amendment, votes may be cast in favor, against or withheld. Votes that are withheld will affect the outcome of the approval of this proposed amendment because approval of amendments to the Declaration of Trust requires an affirmative vote of a majority of the shares or votes outstanding and entitled to vote at the shareholder meeting. All Portfolios will vote together as a single group on this proposed amendment.

                                  PROPOSAL SIX
                AMENDMENT TO FUNDAMENTAL INVESTMENT LIMITATION #4
                            TRADING IN "COMMODITIES"

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, a change to the fourth Fundamental Limitation listed in USF's registration statement. Currently, this fourth Fundamental Limitation provides that no Portfolio may:

      Purchase or sell commodities, commodity contracts (except financial futures contracts), foreign exchange or real estate, including interests in real estate investment trusts whose securities are not readily marketable or invest in oil, gas or other mineral development or exploration programs. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs.) The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest in securities related to oil, gas, or other mineral development or exploration programs.

The Board of Trustees proposes that this fundamental limitation be amended to provide that no Portfolio may: "Purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities." The Board has four reasons for recommending this change.

First, the Board believes that the change will provide the Portfolios with appropriate flexibility to engage in financial transactions which might be deemed to involve the purchase or sale of "commodities." The Board noted that the 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of "commodities." When the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments have been created which might be deemed, for regulatory purposes, to be "commodities."

Thus, one purpose of the proposed change is to provide the Board of Trustees with the flexibility, without further shareholder vote, to determine what categories of financial contracts and instruments which might be deemed "commodities" - but which do not require the delivery or receipt of physical commodities - are permissible investments for the Portfolios. Although the Board has no current plans to change the investment policies and restrictions set forth in the Portfolios' prospectus with respect to these types of financial contracts and instruments, it believes that it is in the shareholders' best interest for the Board to have this flexibility without incurring the time and expense of holding a shareholders meeting each time it believes such a new type of financial contract or instrument would be an appropriate permissible investment for a Portfolio.

Second, the Board of Trustees noted that the reference to "real estate" in the current investment limitation overlaps substantially with the current eighth Fundamental Limitation, which provides that no fund may: "Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein." The Board noted that the 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of real estate, and that the current eighth Fundamental

Limitation is responsive to this requirement. The Board does not propose to amend the current eighth Fundamental Limitation in any way, so the Portfolios will remain subject to its limitation. Accordingly, the only operative effect of the proposed amendment to the fourth Fundamental Limitation with respect to real estate will be to eliminate the prohibition on purchasing interests in real estate investment trusts (or "REITs") which are not readily marketable. As discussed under Proposal Twelve below, the Portfolios already are subject, and will remain subject, to limitations imposed by the SEC on the extent to which they may invest in securities which are not readily marketable, i.e., are deemed to be "illiquid." Given this, the Board of Trustees does not believe it is necessary or appropriate to impose a separate outright prohibition on one specific category of securities which are not readily marketable.

Third, the Board of Trustees noted that the current fourth Fundamental Limitation bars the Portfolios from purchasing or selling foreign exchange. The Board noted that mutual funds commonly purchase and sell foreign exchange in connection with the settlement of transactions which are denominated in a currency other than U.S. dollars, and may also do so in order to hedge foreign currency risk associated with owning securities which are traded in foreign markets. For this reason, and because the 1940 Act does not require a fundamental limitation with respect to the purchase and sale of foreign exchange, the Board believes that this fundamental limitation should be eliminated.

Finally, the Board of Trustees noted that the current fourth Fundamental Limitation bars the Portfolios from purchasing or selling interests in oil, gas or other mineral development or exploration programs. Although the Portfolios do not currently intend to make such investments, the Board does not believe a fundamental limitation on such investments is necessary or appropriate. In this regard, the Board noted that the proposed amended limitation would continue to prevent the Portfolios from investing in any such programs which would require them to deliver or take receipt of physical commodities.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE TO FUNDAMENTAL LIMITATION #4.

Shareholders will vote on this and the other changes to fundamental investment policies which are proposed herein on a Portfolio-by-Portfolio basis. Thus, such a change will not take effect with respect to a particular Portfolio unless the shareholders of that Portfolio approve it by the required vote.

Under the 1940 Act, a proposed change in a fundamental investment policy must be approved with respect to a Portfolio by the lesser of: (a) 67% or more of the voting securities of the Portfolio present at the related shareholders meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy at the meeting, or (b) 50% of the outstanding voting securities of the Portfolio. The required vote described in the preceding sentence sometimes is called a "1940 Act Majority." The 1940 Act provides in effect that where a fund's governing documents provide for "dollar voting," the percentages required for a 1940 Act Majority are calculated on a dollar voting basis.

Section 4.4 of USF's Declaration of Trust, which is quoted under Proposal Five above, mirrors this 1940 Act voting requirement. However, Section 4.4, when read together with Section 6.2(d) of the Declaration of Trust, does not make it clear whether voting on amendments to fundamental investment policies is to be performed on a one share/one vote basis or a one dollar/one vote basis. For this reason, shareholder approval of this and the other changes to fundamental investment policies which are proposed herein will be determined by both methods.

Therefore, the proposed change in fundamental investment policy set forth in this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                 PROPOSAL SEVEN
               ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION #5
                             ISSUER DIVERSIFICATION

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, the elimination of the fifth Fundamental Limitation listed in USF's registration statement. Currently, this fifth Fundamental Limitation provides that no Portfolio may:

      Make investments in the securities of any one issuer which, at the time of acquisition, account for more than five percent (5%) of the value of the assets of a fund in securities of any one issuer, except in the case of the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Board of Trustees believes that this Fundamental Limitation is unduly restrictive, placing greater restrictions on the Portfolios than are imposed under the 1940 Act. The 1940 Act classifies all mutual funds as either "diversified" or "non-diversified," and it provides that a fund cannot change its classification from one to the other without a shareholder vote. Each of the Portfolios presently is classified as a "diversified" fund. The 1940 Act provides that a "diversified" fund must satisfy the following diversification requirement:

      At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

The Board of Trustees recommends that the fifth Fundamental Limitation be eliminated altogether, so that the Portfolios will be subject only to the 1940 Act diversification requirement quoted above. The principal effect of this change will be to permit a Portfolio to hold more than five percent of its assets in the securities of one issuer. However, no more than a total of twenty-five percent of a Portfolio's assets could be invested in such over-five-percent holdings.

Although the Board of Trustees does not expect such over-five-percent holdings to be commonplace, it believes that the Portfolios' investment advisor and sub-advisors should have the flexibility to make such investments if they believe the investments to be in the shareholders' best interests. The Board noted that most other "diversified" mutual funds already have this flexibility.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE ELIMINATING FUNDAMENTAL LIMITATION #5.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation # 5 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                 PROPOSAL EIGHT
               ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION #6
         INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, the elimination of the sixth Fundamental Limitation listed in USF's registration statement. Currently, this sixth Fundamental Limitation provides that no Portfolio may: "Invest in securities of a company for the purpose of exercising control or management."

The Board of Trustees recommends that the sixth Fundamental Limitation be eliminated altogether. The Board has noted that the 1940 Act does not require a mutual fund to have a fundamental investment policy addressing this topic. It also has noted that certain state securities regulators previously required funds to adopt such a policy, but no longer do so. Thus, applicable law no longer requires a fundamental limitation addressing this topic.

The Trustees do not presently expect any of the Portfolios to invest for the purpose of exercising control over another company. For this reason, the Trustees have approved a non-fundamental limitation to the same effect as the current fundamental limitation, which will take effect if shareholders approve the elimination of the fundamental limitation. The Trustees then could change this non-fundamental limitation in the future without a shareholder vote if they deemed this to be in the best interests of shareholders. This might be the case, for example, if a Portfolio held securities of an issuer which was in a "workout" situation, and the Portfolio's investment advisor or sub-advisor wished to participate in structuring the "workout."

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE ELIMINATING FUNDAMENTAL LIMITATION #6.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation #6 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                  PROPOSAL NINE
               ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION #7
                    INVESTMENTS IN OTHER INVESTMENT COMPANIES

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, the elimination of the seventh Fundamental Limitation listed in USF's registration statement. Currently, this seventh Fundamental Limitation provides that no Portfolio may:

      Invest in securities issued by any other registered investment companies in excess of five percent (5%) of total assets, nor in excess of three percent (3%) of the assets of the acquired investment company. Not more than ten percent (10%) of total assets taken at market value will be invested in such securities.

The Board of Trustees proposes and recommends that the seventh Fundamental Limitation be eliminated altogether. The Board has noted that the 1940 Act does not require a mutual fund to have a fundamental investment policy addressing this topic. The Board also has noted that this Fundamental Limitation merely restates the same restrictions which are imposed by Section 12(d)(1) of the 1940 Act itself. Thus, if this Fundamental Limitation is eliminated, the Portfolios will remain subject to exactly the same limitation as a matter of law unless
Section 12(d)(1) of the 1940 Act is amended.

The Board believes that elimination of this investment restriction as a fundamental policy would provide additional flexibility to the Portfolios in the event that Section 12(d)(1) of the 1940 Act ever is amended.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE ELIMINATING FUNDAMENTAL LIMITATION #7.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation #7 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                  PROPOSAL TEN
                AMENDMENT TO FUNDAMENTAL INVESTMENT LIMITATION #9
                          ISSUANCE OF SENIOR SECURITIES

At its December 28, 2004 meeting, the Fund's Board of Trustees unanimously approved, and recommended that Beneficial Owners approve, a change to the ninth Fundamental Limitation listed in USF's registration statement. Currently, this ninth Fundamental Limitation provides that no Portfolio may:

      Issue senior securities as defined in the Act, except insofar as a fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; or (e) accommodating short sales. If the asset coverage falls below three hundred percent (300%), when taking into account items (a) through (e), a fund may be required to liquidate investments to be in compliance with the Act.

The Board of Trustees proposes that this fundamental limitation be amended to provide that no Portfolio may:

      Issue senior securities as defined in the Investment Company Act of 1940, except as is permitted by such Act, by rules under such Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.

Section 18(f) of the 1940 Act places limitations on mutual funds' issuance of securities and other obligations which are deemed to be "senior securities" under that Act. Because the 1940 Act's definition of the term "senior security" is very complicated, from time to time the SEC issues rules and interpretations concerning what types of securities and other obligations are deemed to be "senior securities," and the circumstances under which a fund can issue securities or other obligations which might otherwise be deemed "senior securities."

The current fundamental limitation attempts to identify specific instances in which the SEC permits a fund to issue securities or enter into obligations which might be deemed to be "senior securities" under the 1940 Act. However, because the SEC issues new rules and interpretations in this area from time to time, the limitation falls out of date whenever a new interpretation is issued. For this reason, the Board of Trustees believes that it is in shareholders' best interest to re-cast the limitation to contemplate future changes in SEC rules and interpretations which might provide greater flexibility to the Portfolios' investment managers. Under the limitation as it is proposed to be amended, the Portfolios could issue securities and other obligations which might be deemed "senior securities" to the extent permitted by the SEC from time to time, subject to any conditions the SEC might impose in connection with its rules and interpretations.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE TO FUNDAMENTAL LIMITATION #9.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation #9 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                 PROPOSAL ELEVEN
   COMBINATION AND AMENDMENT OF FUNDAMENTAL INVESTMENT LIMITATIONS #10 AND #12
                             LOANS BY THE PORTFOLIOS

Both the tenth and the twelfth Fundamental Limitations listed in USF's registration statement address lending by the Portfolios. The twelfth Fundamental Limitation provides that no Portfolio may:

      Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Trustees.

The tenth Fundamental Limitation provides that no Portfolio may:

      Lend portfolio securities in excess of thirty percent (30%) of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned.

The Board of Trustees proposes that these two fundamental limitations be combined into one and amended to provide that no Portfolio may:

      Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Trustees and may make loans of securities as permitted by applicable law.

The Board of Trustees believes that the two limitations should be combined into one in order to eliminate the confusion that can result from having two limitations which address the same general subject, i.e., the making of loans by the Portfolios. In combining the two limitations, no change is proposed to the language of the current twelfth Fundamental Limitation. The current tenth Fundamental Limitation, which specifically addresses the lending of securities by the Portfolios, would be changed to permit the Portfolios to lend their securities as permitted by applicable law.

The effect of this proposed change to the current tenth Fundamental Limitation is as follows: Under current SEC interpretations, a mutual fund can lend securities equal in value to up to one-third of its total assets, after taking into account the value of the collateral the fund receives for the loan. If shareholders approve the proposed change, the Portfolios could lend securities up to this amount. Under the current fundamental limitation, the Portfolios can lend securities up to 30% (rather than one-third) of the value of their total assets. Thus, the change would permit a modest increase in the maximum proportion of their securities which the Portfolios can lend.

The proposed change also would eliminate the current tenth Fundamental Limitation's requirement that securities lending be conducted "according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned." Current SEC interpretations already require that securities loans be collateralized at least 100%, and that the securities loaned and the collateral received be "marked to market" on a daily basis. They also require that the Board of Trustees exercise reasonable oversight with respect to the Portfolios' securities lending activities. Thus, in practice, the elimination of this language in the current tenth Fundamental Limitation will not result in the elimination of any protections associated with securities lending by the Portfolios.

The Trustees recognize that when the Portfolios lend their securities, they undertake credit risk with respect to the borrower of the securities. If the borrower is not able to return the borrowed securities or post additional collateral when required, the Portfolios could experience a loss when they liquidate the collateral which they hold. The Trustees believe that the modest increase in securities lending which would be permitted under the proposed elimination of this fundamental limitation will not increase the risk borne by the Portfolios significantly, given the requirement that collateral be "marked to market" daily and the other SEC requirements with respect to securities lending.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED COMBINATION AND AMENDMENT OF FUNDAMENTAL LIMITATION #10 AND #12.

In order to be approved as to a Portfolio, the combination and amendment of Fundamental Limitation #10 and #12 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                 PROPOSAL TWELVE
              ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION #11
                       INVESTMENTS IN ILLIQUID SECURITIES

The Fund's eleventh Fundamental Limitation listed in USF's registration statement currently provides that no Portfolio may:

      Invest in illiquid assets (which include repurchase agreements that do not mature within seven (7) days, non-negotiable time deposits maturing in over seven (7) days, restricted securities, and other securities for which there is no ready market) in an amount in excess of ten percent (10%) of the value of its total assets. The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest up to fifteen percent (15%) of the value of the fund's net assets in illiquid assets.

The Board of Trustees is recommending that this fundamental limitation be eliminated altogether. Current SEC interpretations provide that a mutual fund, other than a money market fund, cannot invest more than 15% of its assets in illiquid assets. A money market fund, such as USF's Money Market Fund, cannot invest more than 10% of its assets in illiquid assets. Under current SEC interpretations, certain securities which are "restricted securities" under the Securities Act of 1933 (the "1933 Act") may nevertheless be deemed "liquid" for purposes of these limitations if a sufficient trading market exists for them. Such securities include commercial paper issued under Section 4(2) of the 1933 Act and privately placed securities which can be traded among institutions pursuant to Rule 144A under the 1933 Act.

If the current eleventh Fundamental Limitation is eliminated, the Portfolios will remain subject to the SEC limitations described in the preceding paragraph. Thus, the elimination of this fundamental limitation would effectively increase the percentage of illiquid assets which Bond Fund, Balanced Fund, Growth and Income Fund, and Capital Appreciation Fund can hold from 10% to 15%, and would leave the percentage unchanged as to the other Portfolios. In addition, the elimination of this fundamental limitation would permit all of the Portfolios to count certain "restricted securities" as being "liquid" for purposes of the percentage limitations, in accordance with the SEC interpretations referred to above.

The Board of Trustees believes that these changes are in shareholders' best interest because they would provide greater portfolio management flexibility to the Portfolios' investment advisors and sub-advisors. With respect to the Portfolios whose permitted investments in illiquid securities would effectively increase from 10% to 15%, the Trustees believe the Portfolios would continue to hold more than enough liquid securities to meet redemption requests in the normal course. In addition, because illiquid securities sometimes can be purchased on more favorable terms than liquid securities, the Trustees believe these Portfolios could benefit from the change if their investment advisor or sub-advisor chooses to take advantage of it.

The Trustees recognize that investing in illiquid securities involves some risk. A Portfolio's investment advisor or sub-advisor may not be able to sell an illiquid security when it wishes to, or may realize lower sale proceeds when it ultimately does sell the security. Nevertheless, within the SEC's limitations on investments in illiquid securities, the Trustees believe the Portfolios' investment advisors and sub-advisors should have the flexibility to judge whether these risks are outweighed by the potential benefits to shareholders.

The Trustees also believe that the Portfolios could benefit from the ability to purchase "restricted securities" without limitation, provided that they are deemed "liquid" in accordance with SEC interpretations. They have noted in this regard that a very large market now exists for many Section 4(2) and Rule 144A securities, and that many such securities trade as freely as non-restricted securities. The Trustees believe that expanding the Portfolios' investable universe in this manner will provide additional and appropriate investment flexibility to their investment advisors and sub-advisors.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE ELIMINATING FUNDAMENTAL LIMITATION #11.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation #11 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                PROPOSAL THIRTEEN
              ELIMINATION OF FUNDAMENTAL INVESTMENT LIMITATION #13
                        INVESTMENTS IN FOREIGN SECURITIES

The Fund's thirteenth Fundamental Limitation listed in USF's registration statement currently provides that no Portfolio may:

      Except as follows, invest in foreign securities (ADRs are not considered foreign securities) in excess of ten percent (10%) of the value of its total assets. The HIGH INCOME, MID-CAP STOCK, and MULTI-CAP GROWTH STOCK FUNDS may invest up to twenty-five percent (25%) of the value of the fund's total assets in foreign securities. The GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest up to 100% of the value of the fund's total assets in foreign securities.

The Board of Trustees is recommending that this fundamental limitation be eliminated altogether. If this proposal is approved, the Board of Trustees has approved a non-fundamental limitation providing that no Portfolio will invest more than 25% of the value of its total assets in foreign securities, except that: (1) High Income Fund may invest up to 50% of its total assets in such securities; and (2) International Stock Fund and Global Securities Fund may invest up to 100% of their total assets in such securities. This non-fundamental limitation could be further amended by the Board without a shareholder vote.

Because the 1940 Act does not require a mutual fund to have a fundamental limitation with respect to investments in foreign securities, the Board of Trustees believes it is appropriate to change this limitation from fundamental to non-fundamental. This will enable the Board to change the limitation with respect to particular Portfolios in the future without incurring the time and expense associated with holding a shareholders meeting to vote on the change.

If this change is approved, it would have the effect of increasing the percentage of total assets which Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Fund, and Money Market Fund can invest in foreign securities from 10% to 25%. However, Money Market Fund could only invest in foreign securities which are denominated in U.S. Dollars and which meet its stringent credit quality and diversification standards. In addition, this change would have the effect of increasing the percentage of total assets which High Income Fund can invest in foreign securities from 25% to 50%. Given the increased availability of foreign securities, the expanded trading markets for such securities, and the diversification which foreign securities can provide to a portfolio, the Board of Trustees believes it is appropriate to provide this increased flexibility to these Portfolios' investment advisors and sub-advisors. In addition, with respect to High Income Fund, the change would align the Portfolio's limitation on investments in foreign securities with the limitation which applies to a "mirror" fund which is offered directly to the public and which has the same investment advisor and sub-advisor (i.e., MEMBERS Mutual Funds High Income Fund).

In making these determinations, the Trustees recognized that investing in foreign securities involves certain risks which are not associated with investing in domestic securities. These risks include possible fluctuations in currency exchange rates; higher trading and custody charges than for domestic securities; different accounting and reporting practices and requirements than for domestic companies; less stringent securities regulations than those of the U.S.; and potential political and economic instability. The Trustees believed that it is appropriate to enable the individual Portfolios' investment advisors and sub-advisors to determine the extent to which these risks should be undertaken within the limitations set forth in the proposed new non-fundamental investment limitation.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THIS PROPOSED CHANGE ELIMINATING FUNDAMENTAL LIMITATION #13.

In order to be approved as to a Portfolio, the elimination of Fundamental Limitation #13 must be approved by a 1940 Act Majority of that Portfolio's shareholders. The term "1940 Act Majority" is defined under Proposal Six above. For the reasons discussed under Proposal Six, this proposal will not be approved with respect to a Portfolio unless the shareholders of that Portfolio approve it by a 1940 Act Majority, determined both on a one share/one vote basis and a one dollar/one vote basis.

                                    EXHIBIT A
                                ULTRA SERIES FUND
                             AUDIT COMMITTEE CHARTER
                                DECEMBER 2, 2004

1. The Audit Committee of the Board of Trustees of MEMBERS Mutual Funds and Ultra Series Funds (the "Trusts") shall consist of at least three directors, including the chairperson, who are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who are also "independent trustees" of the Trusts, as such term is defined in Section 301 of the Sarbanes-Oxley Act of 2002. At least one member of the Audit Committee must be an "audit committee financial expert" as defined in Form N-CSR, Item 3(b).

2.    The purposes of the Audit Committee are:

            (a) to oversee the Trusts' accounting and financial reporting policies and practices, its internal controls and procedures for financial reporting and, as appropriate, such internal controls of certain service providers;

            (b) to consider the provision of audit and any non-audit services by the Trust's independent auditors;

            (c) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

            (d) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees; and

            (e) to act upon reports or other information of deficiencies, weaknesses of internal controls and procedures for financial reporting, fraud or other similar matters.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

            (a) to recommend the selection, retention or termination of the independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the adviser, and to receive the independent auditors' specific representations as to their independence;

            (b) to meet with the Trusts' independent auditors, including private meetings, as necessary (i) to review the arrangements for the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board of Trustees and shareholders;

            (c) to discuss with the independent auditors all critical accounting policies and practices to be used; all alternate treatments of financial information with GAAP that have been discussed with the management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditing firm; and other material written communications between the auditing firm and management, such as any management letter or schedule of unadjusted differences;

            (d) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the independent auditors;

            (e) to review and pre-approve the audit and non-audit services to be provided by the independent auditors, such review to include the determination of a process for the approval of the fees for such services;

            (f) to establish procedures for the receipt, retention and treatment of complaints received by the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

            (g) to investigate any reports of deficiencies in the design or operation of internal controls and procedures for financial reporting, material weaknesses in such internal controls, any fraud involving management or other employees who have a significant role in the Trusts' internal controls, or other improprieties or suspected improprieties in Trusts operations;

            (h) to receive and act upon any reports from counsel to the Trusts indicating a "material violation" of securities law or a breach of fiduciary duty by the Trusts or any agent of the Trusts;

            (i) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

            (j) To assist the Board of Trustees with the oversight of the Trusts' internal audit function.

            In order to assist the Audit Committee in performing its oversight function, management will provide drafts of the Trusts' financial statements to Audit Committee members before the financial statements are filed with the SEC or published. Audit Committee members will have the opportunity to make inquiries of management concerning such drafts and, if they deem it necessary or appropriate, to convene a meeting of the Audit committee to consider such drafts.

4. The Audit Committee shall meet as often as it determines is appropriate to carry out is responsibilities under this charter, but not less frequently than quarterly and is empowered to hold special meetings as circumstances require.

5. The Audit Committee, in its discretion, shall meet separately periodically with management, with the Treasurer of the Trusts or with internal auditors or other personnel responsible for the internal audit function and with the independent auditor for the Trusts.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, and pay the independent auditors, special counsel, and other experts or consultants, out of the assets of the Trusts, as determined under the Trusts' Management Agreement.

7. The Audit Committee shall have authority to set policies relating to the hiring by the Trusts of the independent auditors.

8. The Audit Committee shall evaluate the Trusts' performance at least annually.

9. The Audit Committee shall review this Charter annually and recommend any changes to the full Board of Trustees.

VOTING INSTRUCTION             ULTRA SERIES FUND              VOTING INSTRUCTION
                SPECIAL MEETING OF SHAREHOLDERS -- MARCH 17, 2005


The undersigned owner of a variable annuity and variable life insurance contracts and qualified pension and retirement plans of companies of CUNA Mutual
Group who, by virtue of such contracts and plans, beneficially own shares of the Portfolios listed below, a series of Ultra Series Fund (the "Fund"). These voting instructions are for a Special Meeting of Shareholders of the Fund to be held at 5810 Mineral Point Road, Madison, Wisconsin, on March 17, 2005, at 3:00 p.m. Central time.

Please check in the appropriate boxes below, date this form, and sign in exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement.
As legal owner of the shares, CUNA Mutual Group will vote the shares in accordance with these instructions at the Special Meeting of Shareholders or any adjournment thereof. If any other matter properly comes before the Special
Meeting of Shareholders, CUNA Mutual Group will vote in accordance with its best judgment.



                        VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                        VOTE VIA THE TELEPHONE:  1-866-235-4258
                        999 9999 9999 999





                        NOTE:. Please date these voting instructions and sign your name in the exact form as it appears herein and return it promptly in the enclosed envelope. If you sign as "Trustee" or "Employer, " please give full title as such.

                        ________________________________________________________
                        Signature of Beneficial Owner

                        ________________________________________________________
                        Signature of Beneficial  Owner (other) (if held jointly)


                        __________________________________________, 2005
                        Date                                   USF_14878



PORTFOLIO                PORTFOLIO                    PORTFOLIO
---------                ---------                    ---------
Money Market             Bond                         High Income
Balanced                 Growth and Income Stock      Capital Appreciation Stock
Mid-Cap Stock            Multi-Cap Growth Stock       Global Securities
International Stock


                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

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

       [COMPUTER LOGO]                   [PHONE LOGO]                   [LETTER LOGO]

    VOTE ON THE INTERNET                 VOTE BY PHONE                   VOTE BY MAIL
          LOG ON TO:                  CALL 1-866-235-4258     VOTE, SIGN AND DATE THIS VOTING
  HTTPS://VOTE.PROXY-DIRECT.COM       FOLLOW THE RECORDED      INSTRUCTION AND RETURN IN THE
FOLLOW THE ON-SCREEN INSTRUCTIONS         INSTRUCTIONS               POSTAGE-PAID ENVELOPE
      AVAILABLE 24 HOURS               AVAILABLE 24 HOURS



PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  [X]

To Vote FOR ALL Proposals mark this box. No vote is necessary.  [ ]


1.  ELECTION OF TRUSTEES:
                                                                                        FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
01  Michael S. Daubs           02  Lawrence R. Halverson      03  Rolf F. Bjelland        [ ]          [ ]             [ ]
04  Gwendolyn M. Boeke         05  Richard E. Struthers       06  Steven P. Riege


If you do not wish to vote for a particular nominee, mark the "For All Except"            FOR        AGAINST         ABSTAIN
box and write the nominee's number on the line provided. _________________________        [ ]          [ ]             [ ]

2.  TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT
    ACCOUNTANTS FOR THE FUND.

3.  TO APPROVE THE AMENDMENTS TO THE FUND'S DECLARATION OF TRUST LISTED BELOW,
    AS DESCRIBED IN THE PROXY STATEMENT.

   3.A. REVISE SECTION 9.2 REGARDING VOTE REQUIRED TO ELECT TRUSTEES.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]



   3.B. REVISE SECTION 13.1 REGARDING VOTE REQUIRED TO AMEND THE DECLARATION OF
        THE TRUST.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   3.C. ELIMINATE SECTION 4.4 REGARDING VOTE REQUIRED TO CHANGE INVESTMENT
        OBJECTIVES, POLICIES AND LIMITATIONS.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

4.  TO APPROVE THE AMENDMENT OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT
    POLICIES LISTED BELOW, AS DESCRIBED IN THE PROXY STATEMENT.

   4.A. AMEND FUNDAMENTAL LIMITATION #4 REGARDING TRADING IN "COMMODITIES".

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.B. ELIMINATE FUNDAMENTAL LIMITATION #5 REGARDING ISSUER DIVERSIFICATION.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.C. ELIMINATE FUNDAMENTAL LIMITATION #6 REGARDING INVESTMENTS FOR THE PURPOSE
        OF EXERCISING CONTROL OR MANAGEMENT.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.D. ELIMINATE FUNDAMENTAL LIMITATION #7 REGARDING INVESTMENTS IN OTHER
        INVESTMENT COMPANIES.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.E. AMEND FUNDAMENTAL LIMITATION #9 REGARDING ISSUANCE OF SENIOR SECURITIES.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.F. COMBINE AND AMEND FUNDAMENTAL LIMITATION #10 AND #12 REGARDING LOANS BY THE
        PORTFOLIO.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.G. ELIMINATE FUNDAMENTAL LIMITATION #11 REGARDING INVESTMENTS IN ILLIQUID
        SECURITIES.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]

   4.H. ELIMINATE FUNDAMENTAL LIMITATION #13 REGARDING INVESTMENTS IN FOREIGN
        SECURITIES.

                  FOR  AGAINST  ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
   Money Market   [ ]    [ ]      [ ]     Bond                     [ ]    [ ]      [ ]    High Income          [ ]    [ ]      [ ]
   Balanced       [ ]    [ ]      [ ]     Growth and Income Stock  [ ]    [ ]      [ ]    Capital Appreciation
   Mid-Cap Stock  [ ]    [ ]      [ ]     Multi-Cap Growth Stock   [ ]    [ ]      [ ]      Stock              [ ]    [ ]      [ ]
   International                                                                          Global Securities    [ ]    [ ]      [ ]
     Stock        [ ]    [ ]      [ ]
